Exhibit 10.9.6

AMENDMENT NO. 5
TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (“Amendment No. 5”) is dated as of October 8, 2008 by and among RAYMOND JAMES FINANCIAL, INC., a Florida corporation (the “Borrower”), the Lenders named on the signature pages hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., individually and as administrative agent (the “Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 13, 2005, as amended by (i) Amendment No. 1 and Waiver to Amended and Restated Revolving Credit Agreement dated as of October 11, 2006, (ii) Amendment No. 2 and Waiver to Amended and Restated Revolving Credit Agreement dated as of April 16, 2007, (iii) Amendment No. 3 to Amended and Restated Revolving Credit Agreement dated as of July 11, 2007, and (iv) Amendment No. 4 and Waivers to Amended and Restated Revolving Credit Agreement dated as of October 9, 2007 (the “Credit Agreement”); and

WHEREAS, the parties desire to effect a three-month extension of the Facility Termination Date currently provided in the Credit Agreement and a reduction of the Aggregate Commitment.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.	Defined Terms

Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

II.	Amendment to the Credit Agreement

2.1. The definition of “Facility Termination Date” in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Facility Termination Date’ means January 8, 2009 or any later date as may be specified as the Facility Termination Date in accordance with Section 2.18 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.”

2.2. Pursuant to Section 2.18 of the Credit Agreement, the Aggregate Commitment is hereby reduced from $200,000,000 to $100,000,000 as of the date hereof and the respective Commitments of the consenting, extending Lenders are set forth on the signature pages hereto; and provided further that, pursuant to Section 2.4(b) of the Credit Agreement, the Aggregate Commitment shall be (i) further reduced to $75,000,000 as of November 10, 2008; (ii) further reduced to $50,000,000 as of December 8, 2008; and (iii) further reduced to zero as of January 8, 2009.

III.	Borrower Representations

In order to induce the Lenders and the Agent to execute and deliver this Amendment No. 5, the Borrower represents and warrants to the Lenders that, both before and after giving effect to this Amendment No. 5, (a) there exists no Default or Unmatured Default on the date hereof; (b) each of the representations and warranties contained in Article V of the Credit Agreement is true and correct on the date hereof, except for (i) the matters disclosed in Part II, Item 1. “Legal Proceedings” in the Borrower’s Quarterly Report on Form 10-Q for the Fiscal Quarter ended June 30, 2008 that relate to (A) the Borrower’s Turkish affiliate, (B) Sirchie Acquisition Company, LLC and (C) auction rate securities, and (ii) the fact that Raymond James Trust Company has converted from a state to a federal charter and is now known as “Raymond James Trust, N.A.”; (c) the execution and delivery by the Borrower of this Amendment No. 5 have been duly authorized by all requisite corporate proceedings; (d) this Amendment No. 5 and the other Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; (e) no authorization or approval of, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance of this Amendment No. 5  by the Borrower; and (f) no material adverse change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole has occurred since September 30, 2007.

IV.	Effectiveness

This Amendment No. 5 shall become effective as of the date first above written upon fulfillment of the following conditions (and when notice thereof shall have been given by the Agent to the Borrower and the Lenders):

(i) the Agent shall have received counterparts of this Amendment No. 5 duly executed by the Borrower and the Required Lenders;

(ii) the Agent shall have received in payment from the Borrower for the ratable account of each Lender that delivers its executed signature page hereto as directed by, and by such time as is requested by the Agent, an extension fee of 0.25% of such Lender’s Commitment;

(iii) the Borrower shall have delivered to the Agent a certificate of Borrower’s Secretary and a certificate of Borrower’s Chief Financial Officer in form and substance satisfactory to the Agent and its counsel; and

(iv) all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent invoiced on or prior to the date hereof) shall have been paid by the Borrower.

V.	Ratification

Except as specifically provided herein, (a) the Credit Agreement shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed, and (b) this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents.  Upon the effectiveness of this Amendment No. 5, each reference in the Credit Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

VI.	Governing Law

THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

VII.	Execution in Counterparts

This Amendment No. 5 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[signature pages follow]

CHI:2122405.5

IN WITNESS WHEREOF, the Borrower, the Lenders and the Agents have executed this Amendment No. 5 as of the date first above written.

RAYMOND JAMES FINANCIAL, INC.

By: ____/s/   JP Julien____

Title:              Senior VP & Chief Financial Officer

Address for Notices:
880 Carillon Parkway
St. Petersburg, Florida 33716
Attention:	Jeffrey P. Julien
Telephone:	(727) 567-5021
Facsimile:	(727) 573-8915

Commitment:      JPMORGAN CHASE BANK, N.A.,
$25,000,000         Individually and as Administrative Agent

By:             /s/  Piers C. Murray

Title:                       Managing Director

Address for General Notices:
Financial Institutions-Broker-Dealer Group
270 Park Avenue
22nd Floor
New York, NY 10172
Attention:	Piers C. Murray
Telephone:	(212) 270-5445
Facsimile:	(212) 270-1511

Address for Funding Matters:
Loan and Agency Services
1111 Fannin, 10th Floor
Houston, TX 77002
Attention:	Wesley Gibson
Telephone:	(713) 750-2424
Facsimile:	(713) 750-2228

CHI:2122405.5

Commitment:       CITIBANK, N.A.,
$25,000,000          Individually and as Syndication Agent

By:             /s/  Michael Mauerstein

Title:                       Managing Director

Address for Notices:
388 Greenwich Street
8th Floor
New York, New York 10013
Attention:	Michael Mauerstein
Telephone:	(212) 816-3431
Facsimile:	(212) 816-5325

Commitment:        THE BANK OF NEW YORK MELLON,
$25,000,000           Individually and as Co-Documentation Agent

By:             /s/  John Templeton

Title:                       Vice President_

Address for Notices:
One Wall Street
41st Floor
New York, New York 10286
Attention:	John Templeton
Telephone:	(212) 635-6823
Facsimile:	(212) 809-9566

CHI:2122405.5

Commitment:          REGIONS BANK
$25,000,000

By:             /s/  Heather L. Long

Title:                       Vice President

Address for Notices:
Building I, Suite 105
13535 Feather Sound Drive
Clearwater, FL 33762
Attention: Commercial Banking
Telephone:	(727) 571-8582
Facsimile:	(727) 572-4776

CHI:2122405.5